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                            SOUTHERN UNION COMPANY

                    SUPPLEMENTAL DEFERRED COMPENSATION PLAN


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                              TABLE OF CONTENTS

                                                                          PAGE

INTRODUCTION...............................................................  1

ARTICLE 1    DEFINITIONS...................................................  1

             1.1    Account................................................  1
             1.2    Beneficiary............................................  2
             1.3    Benefits Committee.....................................  2
             1.4    Code...................................................  2
             1.5    Compensation...........................................  2
             1.6    Employee Salary Deferral Amount........................  2
             1.7    Employee Salary Deferral Contribution..................  3
             1.8    Employer Discretionary Amount..........................  3
             1.9    Employer Discretionary Contribution....................  3
             1.10   Employer Matching Amount...............................  3
             1.11   Employer Matching Contribution.........................  3
             1.12   Distribution Event.....................................  3
             1.13   Highly Compensated Employee............................  3
             1.14   1934 Act...............................................  3
             1.15   1994 Shareholders' Meeting.............................  3
             1.16   Non-Salary Deferral Amount.............................  4
             1.17   Other Participant......................................  4
             1.18   Participant............................................  4
             1.19   Plan...................................................  4
             1.20   Plan Year; 1993 Plan Year..............................  4
             1.21   Revenue Procedure 92-64................................  4
             1.22   Revenue Procedure 92-65................................  4
             1.23   Section 16(b) Participant..............................  4
             1.24   Southern Union.........................................  4
             1.25   Southern Union Stock...................................  4
             1.26   Trust..................................................  5
             1.27   Year of Vesting Service................................  5

ARTICLE 2    PARTICIPATION.................................................  5

             2.1    Eligible Class.........................................  5
             2.2    Selection from Eligible Class..........................  5

ARTICLE 3    CONTRIBUTIONS.................................................  6

             3.1    Employee Salary Deferral Contributions.................  6
             3.2    Employer Matching Contributions........................  6
             3.3    Employer Discretionary Contributions...................  7

ARTICLE 4    PARTICIPANT ACCOUNTS..........................................  8

                                        i

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ARTICLE 5    VESTING.......................................................  8
             5.1    Vesting Schedule.......................................  8
             5.2    Forfeitures............................................  8

ARTICLE 6    DISTRIBUTIONS.................................................  9

             6.1    Termination of Employment..............................  9
             6.2    Unforeseeable Emergency................................  9
             6.3    Investment Intent...................................... 10
             6.4    Issuance of Certificates; Legends...................... 10

ARTICLE 7    RESTRICTIONS APPLICABLE TO SECTION 16(b)
             PARTICIPANTS.................................................. 11

             7.1    Shareholder Approval................................... 11
             7.2    Employee Salary Deferral Contributions................. 11
             7.3    Other Contributions.................................... 12
             7.4    Vesting................................................ 13


ARTICLE 8    PARTICIPANTS' RIGHTS.......................................... 13

ARTICLE 9    ANTIALIENATION................................................ 14

ARTICLE 10   UNFUNDED STATUS............................................... 14

ARTICLE 11   PLAN ADMINISTRATION........................................... 15

             11.1   Powers and Duties...................................... 15
             11.2   Consultants............................................ 15

ARTICLE 12   AMENDMENT AND TERMINATION..................................... 15

             12.1   Amendment.............................................. 15
             12.2   Termination............................................ 15

ARTICLE 13   CLAIMS PROCEDURE.............................................. 16

             13.1   Claims................................................. 16
             13.2   Notice of Decision..................................... 16
             13.3   Content of Notice...................................... 16
             13.4   Appeal Procedure....................................... 17
             13.5   Review Procedure....................................... 17
             13.6   Disputes............................................... 17
             13.7   Appeals Committee...................................... 17

                                       ii

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ARTICLE 14   GENERAL PROVISIONS............................................ 18
             14.1   Governing Law.......................................... 18
             14.2   Captions............................................... 18
             14.3   Facility of Payment.................................... 18
             14.4   Withholding............................................ 18
             14.5   Administrative Expenses................................ 18
             14.6   Severability........................................... 18
             14.7   Liability.............................................. 18
             14.8   Binding Effect......................................... 19
             14.9   Construction........................................... 19

                                       iii


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                            SOUTHERN UNION COMPANY

                    SUPPLEMENTAL DEFERRED COMPENSATION PLAN



                                 INTRODUCTION

      WHEREAS, Southern Union Company ("Southern Union") desires to retain the services of and to provide rewards and incentives to members of a select group of management employees who contribute to the success of Southern Union;

      WHEREAS, the Southern Union Company Supplemental Deferred Compensation Plan (the "Plan"), as set forth herein, is intended, in general, to provide supplemental retirement benefits to certain management employees who have been selected to participate in the Plan and who elect to defer income under the terms of the Plan;

      WHEREAS, some of the benefits to be provided under the Plan may, in general, be similar to the benefits that would have been provided under the Southern Union Savings Plan in the absence of certain limitations that are set forth in the Internal Revenue Code of 1986, as amended (the "Code"), relating to "highly compensated employees," as defined in the Code;

      WHEREAS, it is the intention of Southern Union that the Plan will be considered to be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974;

      WHEREAS, it is contemplated that funds set aside by Southern Union to meet obligations under the Plan may be held in the Southern Union Company Supplemental Executive Retirement Trust, which will conform to the terms of the model trust described in Revenue Procedure 92-64;

      NOW, THEREFORE, effective June 1, 1993, Southern Union hereby adopts the Plan set forth in this document.


                                   ARTICLE 1

                                  DEFINITIONS

      Where the following words and phrases appear in the Plan, they shall have the meanings specified below unless a different meaning is clearly required by the context.

      1.1 ACCOUNT. The term "Account" refers to the separate account maintained for each Participant under the provisions of Article 4, to which the Participant's Employee Salary Deferral



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Contributions, Southern Union's Employer Matching Contributions and Southern
Union's Employer Discretionary Contributions, if any, as well as income, gains and losses with respect to all such Contributions are credited.

      1.2 BENEFICIARY. The term "Beneficiary" refers to the person or persons that the Participant designates in writing to receive a benefit hereunder at the time of the Participant's death. If the Participant fails to make such written designation and the Participant is not married at the time of his death, the term "Beneficiary" refers to the executor or administrator of the Participant's estate. If the Participant fails to make such written designation and the Participant is married at the time of his death, the term "Beneficiary" refers to the Participant's spouse (or the executor or administrator of the estate of the Participant's spouse should the spouse be married to the Participant at the time of the Participant's death but die prior to receiving the benefit to which the spouse would have been entitled had the spouse survived).

      1.3 BENEFITS COMMITTEE. The term "Benefits Committee" refers to the Southern Union Benefits Committee which is made up of individuals appointed by the Board of Directors of Southern Union, as it exists from time to time. Any action (including but not limited to decisions, determinations and interpretations) that may be taken by the Benefits Committee under the Plan may be taken by the Secretary of the Benefits Committee on behalf of the Benefits Committee.

      1.4 CODE. The term "Code" refers to the Internal Revenue Code of 1986, as amended, and as may be amended from time to time subsequent to the date that this Plan is executed.

      1.5 COMPENSATION. The term "Compensation" includes an individual's base salary from Southern Union, bonuses from Southern Union, salary deferrals under the Southern Union Savings Plan, which is a Code Section 401(k) plan, and salary deferrals under the Southern Union Company Employee Flexible Benefits Plan, which is a Code Section 125 plan, and excludes any severance payments that an individual may receive from Southern Union.

      1.6 EMPLOYEE SALARY DEFERRAL AMOUNT. The term "Employee Salary Deferral Amount" refers to that portion of a Participant's Account that is attributable to Employee Salary Deferral Contributions and all income, gains and losses attributable thereto.


                                        2

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      1.7    EMPLOYEE SALARY DEFERRAL CONTRIBUTION.  The term "Employee
Salary Deferral Contribution" refers to the amount that a Participant elects to defer under the provisions of Section 3.1 and that is credited to the Participant's Account.

      1.8    EMPLOYER DISCRETIONARY AMOUNT.  The term "Employer
Discretionary Amount" refers to that portion of a Participant's Account that is attributable to Employer Discretionary Contributions and all income, gains and losses attributable thereto.

      1.9 EMPLOYER DISCRETIONARY CONTRIBUTION. The term "Employer Discretionary Contribution" refers to the amount that the Board of Directors of Southern Union elects, in its sole and absolute discretion, to credit to a Participant's Account under the provisions of Section 3.3.

      1.10 EMPLOYER MATCHING AMOUNT. The term "Employer Matching Amount" refers to that portion of a Participant's Account that is attributable to Employer Matching Contributions and all income, gains and losses attributable thereto.

      1.11 EMPLOYER MATCHING CONTRIBUTION. The term "Employer Matching Contribution" refers to the amount that Southern Union credits to a Participant's Account under the provisions of Section 3.2.

      1.12 DISTRIBUTION EVENT. The term "Distribution Event" refers to an event after which a Participant other than a Section 16(b) Participant would be entitled to receive a distribution following his termination of employment with Southern Union under Section 6.1, following a determination by the Benefits Committee that he is entitled to an unforeseeable emergency withdrawal under Section 6.2, or following Southern Union's termination of the Plan under Section 12.2.

      1.13 HIGHLY COMPENSATED EMPLOYEE. The term "Highly Compensated Employee" refers to each employee of Southern Union who qualifies as a "highly compensated employee" under the provisions of Code Section 414(q).

      1.14 1934 ACT. The term "1934 Act" refers to the Securities Exchange Act of 1934, as amended, and as may be amended from time to time subsequent to the date that this Plan is executed.

      1.15 1994 SHAREHOLDERS' MEETING. The term "1994 Shareholders' Meeting" refers to the first annual meeting of Southern Union shareholders following the effective date of the Plan.



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      1.16   NON-SALARY DEFERRAL AMOUNT.  The term "Non-Salary Deferral
Amount" refers to that portion of a Participant's Account comprised of the Employer Matching Amount and the Employer Discretionary Amount.

      1.17 OTHER PARTICIPANT. The term "Other Participant" refers to a Participant not designated by Southern Union to be an officer subject to the provisions of Section 16(b) of the 1934 Act.

      1.18 PARTICIPANT. The term "Participant" refers to a management employee of Southern Union who is eligible to participate in the Plan under the provisions of Section 2.1, who is selected to participate in the Plan under the provisions of Section 2.2 and for whom an Account is maintained under the provisions of Article 4.

      1.19 PLAN. The term "Plan" refers to the Southern Union Company Supplemental Deferred Compensation Plan.

      1.20 PLAN YEAR; 1993 PLAN YEAR. The term "1993 Plan Year" shall refer to the seven-month period beginning on June 1, 1993 (the effective date of the Plan) and ending on December 31, 1993. The term "Plan Year" shall refer to the 1993 Plan Year and to each subsequent calendar year beginning on or after January 1, 1994.

      1.21 REVENUE PROCEDURE 92-64. The term "Revenue Procedure 92-64" refers to Internal Revenue Service Revenue Procedure 92-64, 1992-33 I.R.B. 11.


      1.22 REVENUE PROCEDURE 92-65. The term "Revenue Procedure 92-65" refers to Internal Revenue Service Revenue Procedure 92-65, 1992-33 I.R.B. 16.

      1.23   SECTION 16(B) PARTICIPANT.  The term "Section 16(b)
Participant" refers to a Participant who Southern Union designates to be an officer subject to the provisions of Section 16(b) of the 1934 Act.

      1.24 SOUTHERN UNION. The term "Southern Union" refers to Southern Union Company, a corporation existing under the laws of the State of Delaware.

      1.25 SOUTHERN UNION STOCK. The term "Southern Union Stock" refers to shares of common stock of Southern Union.

      1.26 TRUST. The term "Trust" refers to the Southern Union Company Supplemental Executive Retirement Trust which may be established by Southern Union to meet obligations under the Plan and which, if established, will conform to the terms of the model

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trust described in Revenue Procedure 92-64.  If established, the assets of the
Trust will be subject to the claims of Southern Union's creditors in the event of Southern Union's insolvency as determined in the Trust.

      1.27 YEAR OF VESTING SERVICE. A Participant shall receive credit for a "Year of Vesting Service" for each full 12-month period during which he is employed by Southern Union. A Participant's Years of Vesting Service shall be determined based on the Participant's period of employment with Southern Union without regard to the number of hours that the Participant completes during his employment and without regard to whether the Participant's period or periods of employment are contiguous. In calculating Years of Vesting Service, a Participant shall receive credit for periods of employment prior to the establishment of this Plan.


                                   ARTICLE 2

                                PARTICIPATION

      2.1 ELIGIBLE CLASS. Only those management employees of Southern Union who are considered Highly Compensated Employees of Southern Union may be selected to participate in the Plan under the provisions of Section 2.2.

      2.2 SELECTION FROM ELIGIBLE CLASS. Eligibility of management employees for participation in the Plan shall be determined by the Board of Directors of Southern Union, in its sole discretion, on an individual basis. The Board of Directors of Southern Union shall have the right to remove a Participant from participation in the Plan at any time, in its sole discretion, in which case the Participant shall not be eligible to have additional Employee Salary Deferral Contributions, additional Employer Matching Contributions or additional Employer Discretionary Contributions credited to his Account. The Benefits Committee shall give written notice to those management employees who have been selected by the Board of Directors of Southern Union to participate in the Plan and to those Participants who have been removed by the Board of Directors of Southern Union from participation in the Plan.


                                   ARTICLE 3

                                CONTRIBUTIONS

      3.1 EMPLOYEE SALARY DEFERRAL CONTRIBUTIONS. For the 1993 Plan Year, each Participant may elect, in his sole discretion and prior to June 25, 1993, to defer up to ten percent of the

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Compensation payable to him with respect to each of his payroll checks beginning with his July 15, 1993 payroll check (which is to cover the June 26, 1993 through July 7, 1993 payroll period) and ending with the final payroll check that the Participant receives in 1993. For Plan Years subsequent to the 1993 Plan Year, each Participant may elect, in his sole discretion and in accordance with the following sentence, to defer up to five percent of the Compensation (or such other percentage of Compensation that may be determined, prior to the beginning of the Plan Year, by the Board of Directors of Southern Union with respect to such Plan Year) payable to him with respect to each of his payroll checks beginning with the first payroll check in such Plan Year that does not cover a payroll period that includes any period within the prior Plan Year and ending with the final payroll check that the Participant receives in such Plan Year. The election under the preceding sentence of each Section 16(b)
Participant must be made at least six months prior to the commencement of the Plan Year for which the election is being made, and the election under the preceding sentence of each Other Participant must be made prior to the commencement of the Plan Year for which the election is being made. A Participant may elect an Employee Salary Deferral Contribution under the provisions of this Section 3.1 by giving written notice to Southern Union, which notice (a) must be received by Southern Union within the time periods set forth above in this Section 3.1, (b) must be in the form attached hereto as EXHIBIT A (in the case of each Section 16(b) Participant) or EXHIBIT B (in the case of each Other Participant) and otherwise in accordance with the Plan, and (c) must set forth the Participant's irrevocable election as to the percentage of his Compensation to be deferred in accordance with this Section 3.1. The percentage of his Compensation that a Participant elects to defer under this Section 3.1 shall be deducted from each of his payroll checks described in the first two sentences of this Section 3.1. A Participant's Employee Salary Deferral Contributions under this Section 3.1 shall be credited to the Participant's Account as soon as administratively feasible following the date that such Employee Salary Deferral Contributions are deducted from the Participant's payroll checks under this Section 3.1.

      3.2 EMPLOYER MATCHING CONTRIBUTIONS. As soon as administratively feasible following each date that Participant Employee Salary Deferral Contributions are credited to the Participants' Accounts under Section 3.1, Southern Union shall credit to the Account of each Participant who defers a portion of his Compensation as an Employee Salary Deferral Contribution under the provisions of Section 3.1, the following amounts: (a) for the 1993 Plan Year, 50 percent of the first four percent of the Participant's Compensation, to the extent that the Participant elects to defer such first four percent of Compensation as an

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Employee Salary Deferral Contribution under the provisions of Section 3.1, with respect to each of his payroll checks that he receives in 1993, beginning with his July 15, 1993 payroll check, and (b) for Plan Years subsequent to the 1993 Plan Year, 50 percent (or such other percentage that may be determined, prior to the beginning of the Plan Year, by the Board of Directors of Southern Union with respect to such Plan Year) of the first two percent of the Participant's Compensation (or such other percentage of the Participant's Compensation that may be determined, prior to the beginning of the Plan Year, by the Board of Directors of Southern Union with respect to such Plan Year), to the extent that the Participant elects to defer such percentage as an Employee Salary Deferral Contribution under the provisions of Section 3.1, with respect to each of his payroll checks that he receives in such Plan Year, beginning with the first payroll check in such Plan Year that does not cover a payroll period that includes any period within the prior Plan Year. Southern Union's Employer Matching Contributions with respect to the Participants' Employee Salary Deferral Contributions shall be made in the form of Southern Union Stock.

      3.3 EMPLOYER DISCRETIONARY CONTRIBUTIONS. From time to time, the Board of Directors of Southern Union, in its sole and absolute discretion, may elect to credit any dollar amount to a Participant's Account. The Board of Directors of Southern Union may elect, under the provisions of this Section 3.3, to credit an Employer Discretionary Contribution to the Account of an individual Participant without electing to credit Employer Discretionary Contributions to the Accounts of other Plan Participants and/or may elect to credit Employer Discretionary Contributions in different amounts (which may or may not reflect the Participants' Compensation levels) to two or more Participants. Southern Union's Employer Discretionary Contributions may be made in the form of Southern Union Stock.


                                   ARTICLE 4


                            PARTICIPANT ACCOUNTS

      A separate Account shall be established and maintained for each Participant and shall reflect the elected Employee Salary Deferral Contributions that are credited to a Participant's Account under the provisions of Section 3.1, the Employer Matching Contributions that are credited to a Participant's Account under the provisions of Section 3.2, the Employer Discretionary Contributions, if any, that are credited to a Participant's Account under the provisions of Section 3.3 and all income, gains and losses from time to time credited with respect to such amounts.

                                   ARTICLE 5

                                   VESTING

      5.1 VESTING SCHEDULE. Subject to the provisions of Article 8, a Participant's Employee Salary Deferral Amount shall be 100 percent vested at all times. Subject to the limitations set forth in Article 7 with respect to
Section 16(b) Participants and the provisions of Article 8 and Section 12.2, a Participant's Non-Salary Deferral Amount shall vest, based on the Participant's Years of Vesting Service as defined in Section 1.27, in accordance with the following schedule:


      YEARS OF VESTING SERVICE             VESTED PERCENTAGE
      ------------------------             -----------------

           Less than 2 years                        0%
       2 years but not 3 years                     20%
       3 years but not 4 years                     40%
       4 years but not 5 years                     60%
       5 years but not 6 years                     80%
           6 or more years                        100%

The preceding sentence notwithstanding, subject to the limitations set forth in Article 7 with respect to Section 16(b) Participants and the provisions of
Article 8 and Section 12.2, a Participant's Non-Salary Deferral Amount shall become 100 percent vested upon the death of the Participant while the Participant is employed by Southern Union.

      5.2 FORFEITURES. That portion of a Participant's Account that is not vested upon the Participant's termination of employment and that is forfeited shall, at the discretion of Southern Union, be used to pay expenses relating to the Plan and the Trust, if the Trust is established, and/or be allocated in the Plan Year in which the forfeiture occurs (and, if necessary, in subsequent Plan Years) in the same manner and amounts as Employer Matching Contributions are allocated under Section 3.2 for such Plan Year or Years, thereby reducing Southern Union's Employer Matching Contributions for the Plan Year or Years in which so allocated.


                                   ARTICLE 6

                                DISTRIBUTIONS

      6.1 TERMINATION OF EMPLOYMENT. Except as provided in Article 7 with respect to Section 16(b) Participants and except in the case of an earlier distribution required by Section 12.2, if a Participant terminates his employment with Southern Union, the

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Participant, if he is living (or the Participant's Beneficiary if the
Participant is not living), shall receive a distribution of the vested portion of the Participant's Account, as determined under Section 5.1, not later than the later of (a) 30 days following the Participant's termination of employment with Southern Union, or (b) July 1, 1994.

      6.2 UNFORESEEABLE EMERGENCY. Subject to the limitations set forth in Article 7 with respect to Section 16(b) Participants, in the case of a proven unforeseeable emergency, as determined under this Section 6.2, and in the discretion of the Benefits Committee in accordance with uniform principles consistently applied, the Benefits Committee may permit a Participant to withdraw a portion of his Account under the Plan. An unforeseeable emergency justifying a withdrawal under this Section 6.2 must constitute an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if the early withdrawal were not permitted. An unforeseeable emergency justifying a withdrawal under this Section 6.2 must constitute a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, a withdrawal may not be made under this Section 6.2 to the extent that the hardship is or may be relieved (a) by reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (c) by cessation of Employee Salary Deferral Contributions under the Plan. Examples, without limitation, of circumstances that are not to be considered unforeseeable emergencies under this Section 6.2 include the need to send a Participant's child to college or the desire to purchase a home. An unforeseeable emergency withdrawal under this Section 6.2 shall be limited to the amount necessary to satisfy the emergency need, as determined in the discretion of the Benefits Committee.

      6.3 INVESTMENT INTENT. Except as provided in Section 6.2, a Participant shall, contemporaneously with his receipt of a distribution of Southern Union Stock hereunder, execute and deliver to Southern Union a written statement, in form satisfactory to Southern Union, in which such Participant represents and warrants that such Participant has acquired the shares of Southern Union Stock distributed hereunder for such Participant's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such shares of Southern Union Stock shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the shares of Southern Union Stock being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by Southern Union, prior to any offer for sale or sale of such shares of Southern Union Stock, obtain a prior favorable written opinion, in form and substance satisfactory to Southern Union, from counsel for or approved by Southern Union, as to the applicability of such exemption thereto. The foregoing restriction on shares of Southern Union Stock distributed hereunder shall not apply to (i) issuances by Southern Union so long as the shares of Southern Union Stock being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of shares of Southern Union Stock by affiliates of Southern Union as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares of Southern Union Stock being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

      6.4 ISSUANCE OF CERTIFICATES; LEGENDS. Southern Union may endorse such legend or legends upon the certificates for shares of Southern Union Stock distributed hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares of Southern Union Stock as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between Southern Union and the holder of such shares of Southern Union Stock.



                                   ARTICLE 7

                          RESTRICTIONS APPLICABLE TO
                          SECTION 16(B) PARTICIPANTS

      7.1 SHAREHOLDER APPROVAL. Approval of the Plan by the shareholders of Southern Union shall be required only if Southern Union's securities counsel determines prior to the 1994 Shareholders' Meeting that shareholder approval of the Plan is required by Section 16(b) of the 1934 Act. Any other provision of the Plan notwithstanding, in the event that Southern Union's Securities counsel determines prior to the 1994 Shareholders' Meeting that shareholder approval of the Plan is required by

Section 16(b) of the 1934 Act and the shareholders of Southern Union do not approve the Plan at the 1994 Shareholders' Meeting, (a) each Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the Section 16(b) Participant is not living) shall forfeit all rights to his Non-Salary Deferral Amount, (b) each Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the Section 16(b) Participant is not living) shall receive a distribution of his Employee Salary Deferral Amount not later than the later of 30 days after the date of the 1994 Shareholders' Meeting or July 1, 1994, and
(c) there shall be no further Employee Salary Deferral Contributions, Employer Matching Contributions or Employer Discretionary Contributions with respect to any Section 16(b) Participant.

      7.2 EMPLOYEE SALARY DEFERRAL CONTRIBUTIONS. Except in the case of an earlier distribution required by Section 7.1, upon the occurrence of a Distribution Event with respect to a Section 16(b) Participant, the Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the
Section 16(b) Participant is not living) shall be entitled to receive from his Employee Salary Deferral Amount such part or all of such Employee Salary Deferral Amount as such Section 16(b) Participant would have been entitled to receive (on account of such Distribution Event) if such Section 16(b) Participant had been an Other Participant and at the same time at which any Other Participant would be entitled to receive a distribution upon the occurrence of such Distribution Event and under the same circumstances pursuant to which any Other Participant would be entitled to receive a distribution upon the occurrence of such Distribution Event. In addition, special rules relating to Section 16(b) Participants' elections to make Employee Salary Deferral Contributions to the Plan are set forth in Section 3.1.

      7.3 OTHER CONTRIBUTIONS. If, upon the occurrence of a Distribution Event with respect to a Section 16(b) Participant, Southern Union's securities counsel has determined that approval of the Plan by the shareholders of Southern Union is not required by Section 16(b) of the 1934 Act, the Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the
Section 16(b) Participant is not living) shall be entitled to receive from his Non-Salary Deferral Amount such part or all of such vested Non-Salary Deferral Amount (as determined under Section 5.1) as such Section 16(b) Participant would have been entitled to receive (on account of such Distribution Event) if such Section 16(b) Participant had been an Other Participant and at the same time at which any Other Participant would be entitled to receive a distribution upon the occurrence of such Distribution Event and under the same circumstances pursuant to which any Other Participant would be entitled to receive a distribution upon the occurrence of such Distribution Event. Any other provision of the Plan notwithstanding and unless a forfeiture occurs under the provisions of Section 7.1, if, upon the occurrence of a Distribution Event with respect to a Section 16(b) Participant, Southern Union's securities counsel has determined that approval of the Plan by the shareholders of Southern Union is required by
Section 16(b) of the 1934 Act or has not made a determination as to whether such shareholder approval of the Plan is required, (a) the Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the Section 16(b) Participant is not living) shall be entitled to receive the Section 16(b) Participant's Non-Salary Deferral Amount not later than the latest of (i) 30 days after the date of the 1994 Shareholders' Meeting, (ii) 30 days after termination of the
Section 16(b) Participant's employment with Southern Union, or (iii) July 1, 1994 in the case of a Distribution Event constituting a termination of employment with Southern Union under Section 6.1, (b) the Section 16(b) Participant's Non-Salary Deferral Amount shall not be subject to withdrawal under the provisions of Section 6.2 until after the 1994 Shareholders' Meeting in the case of a Distribution Event constituting a determination by the Benefits Committee that the Participant has experienced an unforeseeable emergency under
Section 6.2, and (c) the Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the Section 16(b) Participant is not living) shall be entitled to receive his Non-Salary Deferral Amount not later than 30 days after the later of the 1994 Shareholders' Meeting and the termination of the Plan in the case of a Distribution Event constituting Southern Union's termination of the Plan under Section 12.2.

      7.4 VESTING. If a Section 16(b) Participant dies after Southern Union's securities counsel has determined that approval of the Plan by the shareholders of Southern Union is not required by Section 16(b) of the 1934 Act, the Section 16(b) Participant shall become 100 percent vested in his Non-Salary Deferral Amount upon his death. Any other provision of the Plan notwithstanding and unless a forfeiture occurs under the provisions of Section 7.1, if a Section 16(b) Participant dies after Southern Union's securities counsel has determined that approval of the Plan by the shareholders of Southern Union is required by Section 16(b) of the 1934 Act or at a time when Southern Union's securities counsel has not made a determination as to whether such approval of the Plan is required, the Section 16(b) Participant shall become 100 percent vested in his Non-Salary Deferral Amount immediately following the date of the 1994 Shareholders' Meeting.

                                   ARTICLE 8

                            PARTICIPANTS' RIGHTS

      Nothing contained in this Plan shall be construed as giving any employee of Southern Union or any Participant the right to be retained in Southern Union's service or employ or shall be construed to interfere with the right of Southern Union to discharge any employee of Southern Union or any Participant at any time regardless of the effect that such discharge would have upon him as a Participant in the Plan. Nothing contained herein shall be construed to interfere with Southern Union's right to discharge any employee at will for any reason or for no reason at all. Nothing contained in this Plan shall be construed as giving any employee of Southern Union or any Participant the right to receive any benefit not specifically provided by the Plan. Any other provision of the Plan notwithstanding, a Participant shall not have any interest in the amounts credited to his Account until such Account is distributed in accordance with the provisions of Article 6, Article 7 or
Section 12.2.  All Employee Salary Deferral Contributions, all Employer
Matching Contributions, all Employer Discretionary Contributions and all earnings, gains and losses with respect to such Employee Salary Deferral Contributions, Employer Matching Contributions and Employer Discretionary Contributions shall remain subject to the claims of Southern Union's general creditors in accordance with the provisions of the Plan and, if the Trust is established, in accordance with the terms of the Trust. With respect to amounts credited to a Participant's Account, the rights of the Participant, the Beneficiary of the Participant or any other person claiming through the Participant under this Plan shall be solely those of unsecured general creditors of Southern Union; and the obligations of Southern Union hereunder shall be purely contractual. To the extent that benefits under the Plan are not paid from the Trust, if it is established, such benefits shall be paid from the general assets of Southern Union. As contemplated by Revenue Procedure 92-65, Participants shall have the status of general unsecured creditors of Southern Union and the Plan shall constitute a mere promise of Southern Union to make benefit payments in the future.


                                   ARTICLE 9

                                 ANTIALIENATION

      The rights of a Participant to the payment of deferred compensation as provided in this Plan and the rights of a Participant with respect to amounts credited to his Account shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. No Participant may borrow against his Account. No Account shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including but not limited to any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of a Participant. Neither a Participant's Account hereunder nor a Participant's rights to benefits hereunder may be assigned to any other party by means of a judgment, decree or order (including approval of a property settlement agreement) relating to the provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child or other dependent of the Participant. As contemplated by Revenue Procedure 92-65, a Participant's rights to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's Beneficiary.


                                  ARTICLE 10

                               UNFUNDED STATUS

      Any and all payments made to a Participant pursuant to the Plan shall be made from the assets of the Trust, if the Trust is established. If the Trust is not established, or to the extent that the assets of the Trust are insufficient to make such payments, such payments shall be made from the general assets of Southern Union. Any payments made in good faith under the terms of the Plan to a Participant, his Beneficiary or to any other party under the provisions of Section 14.3 shall fully discharge the Plan, the Trust and the Trustee of the Trust (if the Trust is established), Southern Union and the Benefits Committee from all further obligations with respect to such payments. Southern Union intends that the Plan and the Trust (if it is established) shall be considered unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.


                                  ARTICLE 11

                             PLAN ADMINISTRATION

      11.1 POWERS AND DUTIES. The Benefits Committee shall administer the Plan and shall keep records of individual Accounts. It shall have the authority to interpret, construe and implement the Plan, to adopt and review rules and regulations relating to the

Plan and to make all other determinations relating to the administration of the Plan. Any decision or interpretation of any provision of the Plan adopted by the Benefits Committee shall be final and conclusive. A Participant who is also a member of the Benefits Committee shall not participate in any decision involving any requests made by him or relating in any way solely to his rights, duties and obligations as a Participant under the Plan.

      11.2 CONSULTANTS. The Benefits Committee may employ such counsel, accountants, actuaries and other agents as it shall deem advisable. Southern Union shall pay the compensation of such counsel, accountants, actuaries and other agents and any other expenses incurred by the Benefits Committee in the administration of the Plan to the extent that such compensation and expenses are not paid from forfeitures under the provisions of Section 5.2.


                                  ARTICLE 12

                          AMENDMENT AND TERMINATION

      12.1 AMENDMENT. Southern Union reserves the right to amend or to modify the Plan at any time by formal action of its Board of Directors, including the right to amend or to modify the Plan retroactively, as long as the amendment or modification does not adversely affect a Participant's rights with respect to vested amounts then credited to his Account, which rights are subject to the provisions of the Plan, including the provisions of Article 6,
Article 7, Article 8 and Section 12.2.

      12.2 TERMINATION. Southern Union reserves the right to terminate the Plan at any time by formal action of its Board of Directors. Subject to the limitations set forth in Article 7 with respect to Section 16(b) Participants, notwithstanding Article 5 of the Plan, upon termination of the Plan, each Participant shall become 100 percent vested in his Account and distributions of the Participants' Accounts shall be made not later than 30 days after the termination of the Plan.


                                  ARTICLE 13

                              CLAIMS PROCEDURE

      13.1 CLAIMS. A Participant or any designated Beneficiary of a deceased Participant may make a claim for benefits by filing a written claim for such benefits with the Benefits Committee, in a form that may be prescribed by the Benefits Committee, which shall set forth: (a) the name, address and Social Security number of the

Participant, (b) the period of time the Participant was employed with Southern Union, and (c) such other information as the Benefits Committee may require.

      13.2 NOTICE OF DECISION. If a claim is wholly or partially denied, notice of the decision, in accordance with Section 13.3, shall be furnished to the claimant within a reasonable period of time, not to exceed 90 days after the Benefits Committee's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date on which the Benefits Committee expects to render a decision. If neither notice of denial of claim nor notice of extension of time is furnished, then such claim shall be deemed denied and the claimant may proceed with the review procedure specified in Sections 13.4 and 13.5.

      13.3 CONTENT OF NOTICE. The Benefits Committee shall provide every claimant who is denied a claim for benefits written notice setting forth, in a manner calculated to be understood by the claimant, the following: (a) the specific reason or reasons for the denial; (b) specific reference to pertinent Plan provisions upon which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
(d) an explanation of the Plan's claims review procedure, as set forth in Sections 13.4 and 13.5 below.

      13.4 APPEAL PROCEDURE. The purpose of the review procedure set forth in this Section 13.4 and in Section 13.5 is to provide a procedure by which a claimant, under the Plan, may have a reasonable opportunity to appeal denial of a claim to the Appeals Committee for a full and fair review. To accomplish that purpose, the claimant (or his duly authorized representative) may: (a) request review upon written application to the Appeals Committee; (b) review pertinent Plan documents; and (c) submit issues and comments in writing. A claimant (or his duly authorized representative) shall request a review by filing a written application for review with the Appeals Committee within 60 days after the claimant receives written notice of the denial of his claim.

      13.5 REVIEW PROCEDURE. Decision on review of a denied claim shall be made in the following manner: (a) the decision on review shall be made by the Appeals Committee, which may, in its discretion, hold a hearing on the denied claim; (b) the Appeals Committee shall make its decision promptly, and not later than 60 days after the Appeals Committee receives the request for review, unless special circumstances require extension of time, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review; (c) if such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension; (d) the decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based; and (e) the decision shall be furnished to the claimant within the period set forth in Section 13.5(b), but if the decision is not furnished within the period set forth in Section 13.5(b), the claim shall be deemed denied on review.

      13.6 DISPUTES. If a dispute arises with respect to any matter under this Plan, the Benefits Committee may refrain from taking any other or further action in connection with the matter involved in the controversy until the dispute has been resolved.

      13.7   APPEALS COMMITTEE.  For purposes of this Article 13, the
Appeals Committee shall consist of a committee of at least three but not more than five individuals appointed by the Board of Directors of Southern Union.


                                  ARTICLE 14

                             GENERAL PROVISIONS

      14.1 GOVERNING LAW. Except to the extent superseded by federal law, the laws of the State of Texas shall be controlling in all matters relating to the Plan, including the construction and performance hereof, notwithstanding principles of conflicts of laws.

      14.2 CAPTIONS. The captions of Articles and Sections of this Plan are for convenience of reference only and shall not control or affect the meaning or construction of any of its provisions.

      14.3 FACILITY OF PAYMENT. Any amounts payable hereunder to any person who is under legal disability or who, in the judgment of the Benefits Committee, is unable to manage his financial affairs properly may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner that the Benefits Committee may select, and any such payment shall be deemed to be payment for such person's account.

      14.4 WITHHOLDING. To the extent required by the laws in effect at the time compensation or deferred compensation payments are made hereunder, Southern Union shall withhold from such compensation, or from such deferred compensation payments, any taxes required to be withheld for federal, state or local government purposes.

      14.5 ADMINISTRATIVE EXPENSES. Except as provided in the Trust, if the Trust is established, all expenses relating to the Plan and its administration shall, at the discretion of Southern Union, be paid from forfeitures under the provisions of Section 5.2 or shall be borne by Southern Union.

      14.6 SEVERABILITY. Any provision of this Plan prohibited by the law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

      14.7 LIABILITY. Except as otherwise expressly provided herein, no member of the Board of Directors of Southern Union, no member of the Benefits Committee, and no officer, employee or agent of Southern Union or the Benefits Committee (specifically including but not limited to an employee of Southern Union acting at the direction of the Benefits Committee) shall have any liability to any person, firm or corporation based on or arising out of the Plan except in the case of gross negligence or fraud. Southern Union agrees to indemnify each member of its Board of Directors and each member of its Benefits Committee against all liabilities arising out of the performance of his duties hereunder, excluding liabilities resulting from the member's gross negligence or fraud.

      14.8 BINDING EFFECT. This Plan shall be binding upon and shall inure to the benefit of Southern Union, its successors and assigns and each Participant and his heirs, executors, administrators and legal representatives.

      14.9 CONSTRUCTION. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

      EXECUTED this _____ day of _______________, 1993.

                                    SOUTHERN UNION COMPANY



                                    By:________________________________
                                    Title:_____________________________